                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 9, 1998




                                K N ENERGY, INC.

             (Exact name of registrant as specified in its charter)


           KANSAS                         1-6446                48-0290000
  (State or other jurisdiction       (Commission File        (I.R.S. Employer
of incorporation or organization)         Number)           Identification No.)



          370 VAN GORDON STREET
          P. O. BOX 281304
          LAKEWOOD, COLORADO                                    80228-8304
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (303) 989-1740

Item 5.  Other Events.

         Effective January 30, 1998, K N Energy Inc. ("K N" or the "Company") acquired all of the outstanding common stock of MidCon Corp. ("MidCon") from Occidental Petroleum Corporation ("Oxy"). This transaction was accounted for as a purchase and, accordingly, the transactions and balances of MidCon are included with those of the Company beginning with the acquisition date and, in accordance with authoritative accounting guidelines, the assets and liabilities of MidCon have been recorded at their estimated fair market values as of the acquisition date. Additional information on this acquisition, including certain historical information of MidCon, is included in the Company's 1997 annual report on Form 10-K, the Company's quarterly reports on Form 10-Q for the first and second quarters of 1998 and various filings (generally on Form S-3 and Form 8-K) made in support of financings during 1998.

         As further described in the Company's report on Form 10-Q for the quarter ended March 31, 1998, the Company has adopted the provisions of Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"), which requires that external reporting of segment information reflect the manner in which such businesses are managed. SFAS 131 requires the disclosure of certain information for each business segment and further requires that comparable information be presented for prior periods when the makeup of such segments changes.

         The unaudited information provided in Item 7 for the Company and MidCon, which does not include much of the information required by SFAS 131, has been prepared using generally the same principles employed in developing the information reported pursuant to SFAS 131 in the Company's reports on Form 10-Q during 1998. The information for MidCon reflects the historical results of MidCon, including the impact of purchase accounting associated with Oxy's purchase of MidCon. In addition, the MidCon results (i) reflect allocations of joint costs and other accounting principles which may differ from those utilized by the Company and (ii) exclude the results of operations for businesses which have not been continued by K N. For these reasons, among others, the unaudited information provided in Item 7 may not be indicative of future operating results or the results which would have been achieved had MidCon and K N been combined as of an earlier date.


Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

         (a)      Financial Statements -

                  K N Energy, Inc. and Subsidiaries Unaudited Selected Historical Segment Information

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               K N ENERGY, INC.



Date: October 9, 1998                          By: /s/ CLYDE E. MCKENZIE
                                                  -----------------------------
                                                  Clyde E. McKenzie
                                                  Vice President and
                                                  Chief Financial Officer

Item 7.

                        KN ENERGY, INC. AND SUBSIDIARIES
                     SELECTED HISTORICAL SEGMENT INFORMATION
                            OPERATING INCOME SUMMARY
                                   (unaudited)
                              (millions of dollars)



                                                                           1996
                                                     -----------------------------------------------
K N Energy                                            First     Second    Third     Fourth     YEAR
----------                                           -------   -------   -------   -------   -------
     Upstream Gathering and Processing Services      $   8.4   $   6.0   $   8.4   $  15.9   $  38.7

     Midstream Transportation and Storage Services      18.3       0.1       7.2      17.5      43.1

     Downstream Retail and Marketing Services            9.1      16.0      14.6      13.4      53.1
                                                     -------   -------   -------   -------   -------
        Total Operating Income                       $  35.8   $  22.1   $  30.2   $  46.8   $ 134.9
                                                     =======   =======   =======   =======   =======



                                                                           1997
                                                     -----------------------------------------------
K N Energy                                            First    Second     Third    Fourth      YEAR
----------                                           -------   -------   -------   -------   -------
     Upstream Gathering and Processing Services      $   9.0   $  17.3   $  17.4   $  15.2   $  58.9

     Midstream Transportation and Storage Services      14.7       6.3      11.7      12.7      45.4

     Downstream Retail and Marketing Services           15.8       1.7       5.6      18.7      41.8
                                                     -------   -------   -------   -------   -------
        Total Operating Income                       $  39.5   $  25.3   $  34.7   $  46.6   $ 146.1
                                                     =======   =======   =======   =======   =======




                                                                            1996
                                                     --------------------------------------------------
MidCon Corp.                                          First     Second     Third     Fourth       YEAR
------------                                         -------   -------    -------    -------    -------
     Upstream Gathering and Processing Services      $   2.6   $   2.0    $   3.9    $   7.2    $  15.7

     Midstream Transportation and Storage Services      44.9      51.9       51.7       61.5      210.0

     Downstream Retail and Marketing Services           61.6     (15.7)     (20.1)     (10.1)      15.7
                                                     -------   -------    -------    -------    -------
        Total Operating Income                       $ 109.1   $  38.2    $  35.5    $  58.6    $ 241.4
                                                     =======   =======    =======    =======    =======




                                                                            1997
                                                     ---------------------------------------------------
MidCon Corp.                                          First     Second      Third     Fourth      YEAR
------------                                         -------    -------    -------    -------    -------
     Upstream Gathering and Processing Services      $  (3.1)   $  (1.6)   $  (0.5)   $  (3.5)   $  (8.7)

     Midstream Transportation and Storage Services      79.9       51.4       75.9      121.1      328.3

     Downstream Retail and Marketing Services            9.8      (17.7)     (29.1)     (43.5)     (80.5)
                                                     -------    -------    -------    -------    -------
        Total Operating Income                       $  86.6    $  32.1    $  46.3    $  74.1    $ 239.1
                                                     =======    =======    =======    =======    =======

                           K N ENERGY AND SUBSIDIARIES
                     SELECTED HISTORICAL SEGMENT INFORMATION
                                   (unaudited)
                             (dollars in millions)


KNE ENERGY, INC. - UPSTREAM

                                                          1Q96     2Q96     3Q96     4Q96     1996
                                                         ------   ------   ------   ------   ------
Operating Revenues
------------------
    Gas Sales                                            $ 16.9   $ 21.8   $ 30.2   $ 33.5   $102.4
    Natural Gas Liquids Sales                            $ 40.2   $ 41.4   $ 42.1   $ 64.6   $188.3
    Gathering, Transportation, Other                     $ 15.1   $ 16.5   $ 16.2   $ 19.1   $ 66.9
                                                         ------   ------   ------   ------   ------
        Total Operating Revenues                         $ 72.2   $ 79.7   $ 88.5   $117.2   $357.6
                                                         ------   ------   ------   ------   ------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales               $ 45.0   $ 53.7   $ 61.4   $ 82.8   $242.9
    Operations and Maintenance                           $ 13.2   $ 15.1   $ 14.1   $ 13.4   $ 55.8
    Depreciation and Amortization                        $  4.0   $  3.7   $  3.2   $  3.6   $ 14.5
    Taxes, Other Than Income Taxes                       $  1.6   $  1.2   $  1.4   $  1.5   $  5.7
                                                         ------   ------   ------   ------   ------
        Total Operating Costs and Expenses               $ 63.8   $ 73.7   $ 80.1   $101.3   $318.9
                                                         ------   ------   ------   ------   ------

Operating Income                                         $  8.4   $  6.0   $  8.4   $ 15.9   $ 38.7
                                                         ======   ======   ======   ======   ======

System Throughput (Trillion Btus)
    Gas Sales                                              11.4     15.3     18.0     15.9     60.6
    Gathering and Processing                               71.3     77.9     72.7     53.9    275.8
                                                         ------   ------   ------   ------   ------
        Total System Throughput                            82.7     93.2     90.7     69.8    336.4
                                                         ------   ------   ------   ------   ------

Natural Gas Liquids Sales (Million Gallons)
    Company-Owned and Processed                           101.9    110.0     99.0     89.7    400.6
    Third-Party Marketed                                   12.6     10.9      8.5     31.9     63.9
                                                         ------   ------   ------   ------   ------
        Total Natural Gas Liquids Sales                   114.5    120.9    107.5    121.6    464.5
                                                         ======   ======   ======   ======   ======
                                                          1Q97     2Q97     3Q97     4Q97     1997
                                                         ------   ------   ------   ------   ------
Operating Revenues
------------------
    Gas Sales                                            $ 40.7   $ 34.2   $ 35.8   $ 45.5   $156.2
    Natural Gas Liquids Sales                            $ 64.5   $ 70.3   $ 67.7   $ 73.4   $275.9
    Gathering, Transportation, Other                     $ 19.5   $ 31.1   $ 33.5   $ 37.7   $121.8
                                                         ------   ------   ------   ------   ------
        Total Operating Revenues                         $124.7   $135.6   $137.0   $156.6   $553.9
                                                         ------   ------   ------   ------   ------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales               $ 94.2   $ 87.6   $ 93.7   $111.2   $386.7
    Operations and Maintenance                           $ 15.8   $ 23.1   $ 20.1   $ 23.0   $ 82.0
    Depreciation and Amortization                        $  3.9   $  4.9   $  3.3   $  4.7   $ 16.8
    Taxes, Other Than Income Taxes                       $  1.8   $  2.7   $  2.5   $  2.5   $  9.5
                                                         ------   ------   ------   ------   ------
        Total Operating Costs and Expenses               $115.7   $118.3   $119.6   $141.4   $495.0
                                                         ------   ------   ------   ------   ------

Operating Income                                         $  9.0   $ 17.3   $ 17.4   $ 15.2   $ 58.9
                                                         ======   ======   ======   ======   ======

System Throughput (Trillion Btus)
    Gas Sales                                              14.5     19.3     19.4     17.6     70.8
    Gathering and Processing                               49.7     85.2     79.9     83.7    298.5
                                                         ------   ------   ------   ------   ------
        Total System Throughput                            64.2    104.5     99.3    101.3    369.3
                                                         ------   ------   ------   ------   ------

Natural Gas Liquids Sales (Million Gallons)
    Company-Owned and Processed                           103.4    165.9    153.1    146.0    568.4
    Third-Party Marketed                                   47.0     26.9     29.3     45.8    149.0
                                                         ------   ------   ------   ------   ------
        Total Natural Gas Liquids Sales                   150.4    192.8    182.4    191.8    717.4
                                                         ======   ======   ======   ======   ======

                           K N ENERGY AND SUBSIDIARIES
                     SELECTED HISTORICAL SEGMENT INFORMATION
                                   (unaudited)
                             (dollars in millions)



KN ENERGY, INC. - MIDSTREAM


                                                           1Q96     2Q96     3Q96     4Q96     1996
                                                          ------   ------   ------   ------   ------
Operating Revenues
------------------
    Transportation and Storage                            $ 27.1   $ 22.1   $ 26.4   $ 37.3   $112.9
    Other                                                 $ 33.7   $ 36.2   $ 40.6   $ 43.4   $153.9
                                                          ------   ------   ------   ------   ------
        Total Operating Revenues                          $ 60.8   $ 58.3   $ 67.0   $ 80.7   $266.8
                                                          ------   ------   ------   ------   ------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales                $ 19.2   $ 36.7   $ 35.0   $ 43.4   $134.3
    Operations and Maintenance                            $ 15.1   $ 13.4   $ 15.5   $ 12.4   $ 56.4
    Depreciation and Amortization                         $  6.0   $  6.2   $  6.7   $  6.0   $ 24.9
    Taxes, Other Than Income Taxes                        $  2.2   $  1.9   $  2.6   $  1.4   $  8.1
                                                          ------   ------   ------   ------   ------
        Total Operating Costs and Expenses                $ 42.5   $ 58.2   $ 59.8   $ 63.2   $223.7
                                                          ------   ------   ------   ------   ------

Operating Income                                          $ 18.3   $  0.1   $  7.2   $ 17.5   $ 43.1
                                                          ======   ======   ======   ======   ======

System Throughput (Trillion Btus)                          138.0    134.4    132.1    123.5    528.0
                                                          ======   ======   ======   ======   ======


                                                           1Q97     2Q97     3Q97     4Q97     1997
                                                          ------   ------   ------   ------   ------
Operating Revenues
------------------
    Transportation and Storage                            $ 37.4   $ 27.5   $ 30.9   $ 30.8   $126.6
    Other                                                 $ 42.4   $ 13.1   $ 15.5   $ 33.5   $104.5
                                                          ------   ------   ------   ------   ------
        Total Operating Revenues                          $ 79.8   $ 40.6   $ 46.4   $ 64.3   $231.1
                                                          ------   ------   ------   ------   ------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales                $ 39.1   $ 11.9   $ 12.9   $ 30.8   $ 94.7
    Operations and Maintenance                            $ 16.9   $ 13.7   $ 13.2   $ 10.8   $ 54.6
    Depreciation and Amortization                         $  6.6   $  6.5   $  6.7   $  7.8   $ 27.6
    Taxes, Other Than Income Taxes                        $  2.5   $  2.2   $  1.9   $  2.2   $  8.8
                                                          ------   ------   ------   ------   ------
        Total Operating Costs and Expenses                $ 65.1   $ 34.3   $ 34.7   $ 51.6   $185.7
                                                          ------   ------   ------   ------   ------

Operating Income                                          $ 14.7   $  6.3   $ 11.7   $ 12.7   $ 45.4
                                                          ======   ======   ======   ======   ======

System Throughput (Trillion Btus)                          134.1    124.1    110.6    134.3    503.1
                                                          ======   ======   ======   ======   ======

                           K N ENERGY AND SUBSIDIARIES
                    SELECTED HISTORICAL SEGMENT INFORMATION
                                   (unaudited)
                             (dollars in millions)


KN ENERGY, INC. - DOWNSTREAM

                                                    1Q96       2Q96       3Q96       4Q96       1996
                                                  --------   --------   --------   --------   --------
Operating Revenues
------------------
    Gas Sales                                     $  317.5   $  213.4   $  218.6   $  368.0   $1,117.5
    Transportation and Other                      $    7.0   $    7.3   $   14.5   $   18.3   $   47.1
                                                  --------   --------   --------   --------   --------
        Total Operating Revenues                  $  324.5   $  220.7   $  233.1   $  386.3   $1,164.6
                                                  --------   --------   --------   --------   --------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales        $  295.6   $  185.7   $  199.3   $  350.0   $1,030.6
    Operations and Maintenance                    $   15.7   $   14.2   $   14.9   $   18.7   $   63.5
    Depreciation and Amortization                 $    2.2   $    2.7   $    3.7   $    3.2   $   11.8
    Taxes, Other Than Income Taxes                $    1.9   $    2.1   $    0.6   $    1.0   $    5.6
                                                  --------   --------   --------   --------   --------
        Total Operating Costs and Expenses        $  315.4   $  204.7   $  218.5   $  372.9   $1,111.5
                                                  --------   --------   --------   --------   --------

Operating Income                                  $    9.1   $   16.0   $   14.6   $   13.4   $   53.1
                                                  ========   ========   ========   ========   ========

System Throughput (Trillion Btus)
    Gas Sales                                        124.7       91.8      102.4      120.3      439.2
    Transportation                                     4.0        3.5        6.6        5.1       19.2
                                                  --------   --------   --------   --------   --------
        Total System Throughput                      128.7       95.3      109.0      125.4      458.4
                                                  ========   ========   ========   ========   ========




                                                    1Q97       2Q97       3Q97       4Q97        1997
                                                  --------   --------   --------   --------   --------
Operating Revenues
------------------
    Gas Sales                                     $  378.5   $  217.8   $  335.7   $  620.4   $1,552.4
    Transportation and Other                      $   18.8   $   19.8   $   56.2   $   22.8   $  117.6
                                                  --------   --------   --------   --------   --------
        Total Operating Revenues                  $  397.3   $  237.6   $  391.9   $  643.2   $1,670.0
                                                  --------   --------   --------   --------   --------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales        $  360.2   $  218.1   $  367.5   $  602.3   $1,548.1
    Operations and Maintenance                    $   15.8   $   14.5   $   13.9   $   18.7   $   62.9
    Depreciation and Amortization                 $    3.8   $    2.3   $    3.1   $    2.4   $   11.6
    Taxes, Other Than Income Taxes                $    1.7   $    1.0   $    1.8   $    1.1   $    5.6
                                                  --------   --------   --------   --------   --------
        Total Operating Costs and Expenses        $  381.5   $  235.9   $  386.3   $  624.5   $1,628.2
                                                  --------   --------   --------   --------   --------

Operating Income                                  $   15.8   $    1.7   $    5.6   $   18.7   $   41.8
                                                  ========   ========   ========   ========   ========

System Throughput (Trillion Btus)
    Gas Sales                                        132.6       90.5      137.0      203.9      564.0
    Transportation                                     4.2        4.7        6.2        5.3       20.4
                                                  --------   --------   --------   --------   --------
        Total System Throughput                      136.8       95.2      143.2      209.2      584.4
                                                  ========   ========   ========   ========   ========

                          K N ENERGY AND SUBSIDIARIES
                    SELECTED HISTORICAL SEGMENT INFORMATION
                                   (unaudited)
                             (dollars in millions)

MIDCON CORP. - UPSTREAM

                                                   1Q96     2Q96     3Q96     4Q96     1996
                                                  ------   ------   ------   ------   ------
Operating Revenues
------------------
    Gas Sales
    Natural Gas Liquids Sales
    Gathering, Transportation, Other

       Total Operating Revenues                   $ 18.0   $ 17.3   $ 14.2   $ 20.4   $ 69.9
                                                  ------   ------   ------   ------   ------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales        $ 12.4   $ 13.0   $  7.6   $ 10.3   $ 43.3
    Operations and Maintenance                    $  2.7   $  2.0   $  2.4   $  2.5   $  9.6
    Depreciation and Amortization                 $  0.3   $  0.3   $  0.3   $  0.4   $  1.3
    Taxes, Other Than Income Taxes                $   --   $   --   $   --   $   --   $   --
                                                  ------   ------   ------   ------   ------
       Total Operating Costs and Expenses         $ 15.4   $ 15.3   $ 10.3   $ 13.2   $ 54.2
                                                  ------   ------   ------   ------   ------

Operating Income (Loss)                           $  2.6   $  2.0   $  3.9   $  7.2   $ 15.7
                                                  ======   ======   ======   ======   ======

System Throughput (Trillion Btus)
    Gas Sales
    Gathering and Processing
       Total System Throughput                        --       --       --       --       --

Natural Gas Liquids Sales (Million Gallons)
    Company-Owned and Processed
    Third-Party Marketed
       Total Natural Gas Liquids Sales              37.3     40.1     46.5     50.8    174.7
                                                  ======   ======   ======   ======   ======




                                                   1Q97      2Q97      3Q97      4Q97      1997
                                                  ------    ------    ------    ------    ------
Operating Revenues
------------------
    Gas Sales
    Natural Gas Liquids Sales
    Gathering, Transportation, Other

       Total Operating Revenues                   $ 17.7    $ 14.6    $ 10.6    $  9.3    $ 52.2
                                                  ------    ------    ------    ------    ------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales        $ 17.9    $ 13.0    $  8.0    $  9.5    $ 48.4
    Operations and Maintenance                    $  2.5    $  2.8    $  2.7    $  2.9    $ 10.9
    Depreciation and Amortization                 $  0.4    $  0.4    $  0.4    $  0.4    $  1.6
    Taxes, Other Than Income Taxes                $   --    $   --    $   --    $   --    $   --
                                                  ------    ------    ------    ------    ------
       Total Operating Costs and Expenses         $ 20.8    $ 16.2    $ 11.1    $ 12.8    $ 60.9
                                                  ------    ------    ------    ------    ------

Operating Income (Loss)                           $ (3.1)   $ (1.6)   $ (0.5)   $ (3.5)   $ (8.7)
                                                  ======    ======    ======    ======    ======

System Throughput (Trillion Btus)
    Gas Sales
    Gathering and Processing
       Total System Throughput                        --        --        --        --        --

Natural Gas Liquids Sales (Million Gallons)
    Company-Owned and Processed
    Third-Party Marketed
       Total Natural Gas Liquids Sales              40.7      35.9      31.7      25.8     134.1
                                                  ======    ======    ======    ======    ======

                           K N ENERGY AND SUBSIDIARIES
                    SELECTED HISTORICAL SEGMENT INFORMATION
                                   (unaudited)
                             (dollars in millions)

MIDCON CORP. - MIDSTREAM


                                                   1Q96       2Q96      3Q96        4Q96       1996
                                                 --------   --------   --------   --------   --------
Operating Revenues
------------------
    Transportation and Storage
    Other
        Total Operating Revenues                 $  368.4   $  341.8   $  326.1   $  423.2   $1,459.5
                                                 --------   --------   --------   --------   --------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales       $  212.2   $  198.7   $  172.7   $  257.6   $  841.2
    Operations and Maintenance                   $   59.2   $   45.0   $   52.0   $   55.0   $  211.2
    Depreciation and Amortization                $   42.3   $   42.5   $   43.1   $   43.0   $  170.9
    Taxes, Other Than Income Taxes               $    9.8   $    3.7   $    6.6   $    6.1   $   26.2
                                                 --------   --------   --------   --------   --------
        Total Operating Costs and Expenses       $  323.5   $  289.9   $  274.4   $  361.7   $1,249.5
                                                 --------   --------   --------   --------   --------

Operating Income                                 $   44.9   $   51.9   $   51.7   $   61.5   $  210.0
                                                 ========   ========   ========   ========   ========

Gas Sales (Bcf)                                      72.7       80.3       56.8       66.3      276.1
System Throughput (Bcf)                             588.4      377.0      333.7      476.3    1,775.4
                                                 ========   ========   ========   ========   ========





                                                   1Q97       2Q97       3Q97       4Q97       1997
                                                 --------   --------   --------   --------   --------
Operating Revenues
------------------
    Transportation and Storage
    Other
        Total Operating Revenues                 $  429.7   $  312.7   $  393.3   $  460.7   $1,596.4
                                                 --------   --------   --------   --------   --------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales       $  254.4   $  160.3   $  219.0   $  235.5   $  869.2
    Operations and Maintenance                   $   52.7   $   58.2   $   55.7   $   61.6   $  228.2
    Depreciation and Amortization                $   36.9   $   36.8   $   36.9   $   37.3   $  147.9
    Taxes, Other Than Income Taxes               $    5.8   $    6.0   $    5.8   $    5.2   $   22.8
                                                 --------   --------   --------   --------   --------
        Total Operating Costs and Expenses       $  349.8   $  261.3   $  317.4   $  339.6   $1,268.1
                                                 --------   --------   --------   --------   --------

Operating Income                                 $   79.9   $   51.4   $   75.9   $  121.1   $  328.3
                                                 ========   ========   ========   ========   ========

Gas Sales (Bcf)                                      78.9       63.1       89.2       98.3      329.5
System Throughput (Bcf)                             509.8      358.1      332.1      452.9    1,652.9
                                                 ========   ========   ========   ========   ========

                           K N ENERGY AND SUBSIDIARIES
                    SELECTED HISTORICAL SEGMENT INFORMATION
                                   (unaudited)
                             (dollars in millions)


MIDCON CORP. - DOWNSTREAM


                                                   1Q96       2Q96        3Q96        4Q96        1996
                                                 --------   --------    --------    --------    --------
Operating Revenues
------------------
    Gas Sales
    Transportation and Other
        Total Operating Revenues                 $  384.0   $  245.1    $  261.9    $  413.1    $1,304.1
                                                 --------   --------    --------    --------    --------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales       $  312.8   $  253.3    $  273.5    $  414.1    $1,253.7
    Operations and Maintenance                   $    9.1   $    6.9    $    8.0    $    8.7    $   32.7
    Depreciation and Amortization                $    0.5   $    0.6    $    0.5    $    0.4    $    2.0
    Taxes, Other Than Income Taxes               $     --   $     --    $     --    $     --    $     --
                                                 --------   --------    --------    --------    --------
        Total Operating Costs and Expenses       $  322.4   $  260.8    $  282.0    $  423.2    $1,288.4
                                                 --------   --------    --------    --------    --------

Operating Income (Loss)                          $   61.6   $  (15.7)   $  (20.1)   $  (10.1)   $   15.7
                                                 ========   ========    ========    ========    ========

System Throughput (Bcf)
    Gas Sales                                       134.2       88.9       109.7       154.1       486.9
                                                 --------   --------    --------    --------    --------





                                                   1Q97       2Q97       3Q97         4Q97        1997
                                                 --------   --------    --------    --------    --------
Operating Revenues
------------------
    Gas Sales
    Transportation and Other
        Total Operating Revenues                 $  464.0   $  271.7    $  295.9    $  574.9    $1,606.5
                                                 --------   --------    --------    --------    --------

Operating Costs and Expenses
----------------------------
    Gas Purchases and Other Costs of Sales       $  447.2   $  281.6    $  317.7    $  610.2    $1,656.7
    Operations and Maintenance                   $    6.4   $    7.2    $    6.8    $    7.6    $   28.0
    Depreciation and Amortization                $    0.6   $    0.6    $    0.5    $    0.6    $    2.3
    Taxes, Other Than Income Taxes               $     --   $     --    $     --    $     --    $     --
                                                 --------   --------    --------    --------    --------
        Total Operating Costs and Expenses       $  454.2   $  289.4    $  325.0    $  618.4    $1,687.0
                                                 --------   --------    --------    --------    --------

Operating Income (Loss)                          $    9.8   $  (17.7)   $  (29.1)   $  (43.5)   $  (80.5)
                                                 ========   ========    ========    ========    ========

System Throughput (Bcf)
    Gas Sales                                       154.7      125.3       126.1       186.2       592.3
                                                 --------   --------    --------    --------    --------